Exhibit 10.12

FIRST AMENDMENT OF AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT OF AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made effective as of January 20, 2016 (the “Effective Date”), by and among the four undersigned sellers (“Sellers”), and MVP Denver 1935 Sherman, LLC, a Nevada limited liability company (“Buyer”).

RECITALS:

1. Sellers and Buyer entered into that mutual Agreement of Purchase and Sale (“PSA”) dated November 19, 2015, whereby Sellers agreed to sell and Buyer agreed to purchase the real property in the City and County of Denver, Colorado, legally described in Exhibit A hereto.

2. The Inspection Period pursuant to the PSA is January 21, 2016. Sellers and Buyer mutually desire to extend such contractual deadline.

3. The Closing Date pursuant to the PSA was January 28, 2016. Sellers and Buyer mutually desire to extend such contractual deadline.

AGREEMENT:

In consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The PSA is hereby amended by extending the Inspection Period to February 2, 2016.

2. The PSA is hereby amended by extending the Closing Date to February 8, 2016. Upon mutual written consent of Sellers and Buyer, the Closing may occur sooner than February 8, 2016.

3. In all other respects, the PSA shall continue in full force and effect.

4. Any capitalized word not defined herein shall have the meaning given to it in the PSA, if any, except to the extent modified herein.

5. The parties hereto may execute this Amendment in one or more counterparts. Each such counterpart shall be deemed as an original and, considered together, shall constitute the same instrument. The parties hereto shall accept photocopy and PDF versions of this Amendment as an original.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:	BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

Robert A. Bruhn, Jr.
By:

	Name:	Michael V. Shustek
	Title:	Manager

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:

Ronald W. Servis, Conservator

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:	BUYER:

MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company

Robert A. Bruhn, Jr.
By:
Name:
Title:

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the day and year first above written.

SELLERS:	BUYER:

MVP DENVER 1935 SHERMAN, LLC,
a Nevada limited liability company

Robert A. Bruhn, Jr.
By:
Name:
Title:

Kristina Cleary

Lisa L. Westwood

ANNAH E. PALM, a Protected Person

By:
Ronald W. Servis, Conservator

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Exhibit A

Legal Description

Lots 23, 24, 25, 26, 27 and 28, Block 32,

H.C. Brown’s Addition to Denver,

City and County of Denver,

State of Colorado

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